Exhibit 99.1

 OpenTable, Inc. Announces Fourth Quarter and Full Year 2011 Financial Results

-- Increases Revenue by 21% over Q4 2010 to $37.2 Million --

-- Grows Installed Restaurants by 25% and Seated Diners by 39% over Q4 2010 --

-- Achieves EPS of $0.29 and Non-GAAP EPS of $0.37 --

SAN FRANCISCO, Feb. 7, 2012 /PRNewswire/ -- OpenTable, Inc. (NASDAQ: OPEN), a leading provider of free, real-time online restaurant reservations for diners and reservation and guest management solutions for restaurants, today reported its financial results for the fourth quarter and fiscal year ended December 31, 2011.

(Logo: http://photos.prnewswire.com/prnh/20110606/MM07085LOGO )

OpenTable reported consolidated net revenues for Q4 2011 of $37.2 million, a 21% increase over Q4 2010. Consolidated net income for Q4 2011 was $7.0 million, or $0.29 per diluted share. Non-GAAP consolidated net income for Q4 2011, which excludes tax-affected stock-based compensation expense and tax-affected amortization of acquired intangibles, was $8.9 million, or $0.37 per diluted share.

OpenTable provides operating results by geography as the Company is at different stages of development in its North America and International operations.

North America Results

  Installed restaurant base as of December 31, 2011, totaled 17,150, a 24% increase over December 31, 2010.
  Seated diners totaled 24.6 million, a 38% increase over Q4 2010.
  Revenues totaled $31.6 million, a 22% increase over Q4 2010.
  Non-GAAP adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and stock-based compensation) totaled $16.4 million, or 52% of North America revenues, a 36% increase over Q4 2010.

International Results

  Installed restaurant base as of December 31, 2011, totaled 7,969, a 27% increase over December 31, 2010.
  Seated diners totaled 2.2 million, a 45% increase over Q4 2010.
  Revenues totaled $5.6 million, a 15% increase over Q4 2010.
  Non-GAAP adjusted EBITDA totaled a loss of $0.5 million compared to a loss of $0.7 million in Q4 2010.

"Our business continued to demonstrate strong momentum in 2011," said Matt Roberts, President and CEO of OpenTable. "We're pleased with the growth of our market penetration in both restaurants and seated diners in North America and the progress we made in our International segment."

Q4 2011 Consolidated Financial and Operating Summary

  Installed restaurant base as of December 31, 2011, totaled 25,119, a 25% increase over December 31, 2010.
  Seated diners totaled 26.9 million, a 39% increase over Q4 2010.
  Total revenues were $37.2 million in Q4 2011, up 21% over Q4 2010 revenues of $30.8 million.
    Reservation revenues were $20.3 million in Q4 2011, up 32% over Q4 2010 revenues of $15.4 million.  Reservation revenues primarily increased as a result of the increase in seated diners.
    Subscription revenues were $13.3 million in Q4 2011, up 14% over Q4 2010 revenues of $11.6 million.  Subscription revenues increased as a result of the increase in installed restaurants using our Electronic Reservation Book solution.
    Other revenues were $3.6 million in Q4 2011, down 5% over Q4 2010 revenues of $3.8 million.  The decrease is primarily the result of a decrease in revenue from third-party restaurant coupon sales, partially offset by an increase in advertising revenues.

  Total operating expenses were $26.4 million in Q4 2011, up 4% over Q4 2010 operating expenses of $25.4 million.  The increase was primarily driven by a 13% increase in headcount and an increase in depreciation and amortization.

  Total operating income was $10.8 million in Q4 2011 compared to $5.4 million in Q4 2010.  Non-GAAP consolidated operating income, excluding stock-based compensation expense, amortization of acquired intangibles and acquisition-related expenses was $13.7 million in Q4 2011 compared to $9.7 million in Q4 2010.

  The Q4 2011 GAAP income tax expense was $3.8 million, or a 35% tax rate.

  Consolidated net income was $7.0 million, or $0.29 per diluted share, in Q4 2011 compared to $5.1 million, or $0.21 per diluted share, in Q4 2010.  Non-GAAP consolidated net income, which excludes tax-affected stock-based compensation expense, tax-affected amortization of acquired intangibles and tax-affected acquisition-related expenses, was $8.9 million, or $0.37 per diluted share, in Q4 2011 compared to $8.0 million, or $0.33 per diluted share, in Q4 2010.

  During Q4 2011 the Company repurchased 1,089,300 shares of common stock at an average price of $37.91 per share.

  As of December 31, 2011, OpenTable had cash and cash equivalents and short-term investments of $49.9 million.

2011 Consolidated Financial and Operating Summary

  Total revenues were $139.5 million in 2011, up 41% over 2010 revenues of $99.0 million.

  Operating income totaled $32.6 million in 2011, or 23% of consolidated revenues, an 82% increase over 2010.  Non-GAAP consolidated operating income, excluding stock-based compensation expense, acquisition-related expense and amortization of acquired intangibles, was $47.3 million in 2011, or 34% of consolidated revenues, a 66% increase over 2010.

  Non-GAAP adjusted EBITDA totaled $55.4 million in 2011, or 40% of consolidated revenues, a 59% increase over 2010.

"The fourth quarter highlights continued growth in our core operating and financial metrics," said Duncan Robertson, CFO of OpenTable. "The business continues to deliver solid operating margins and cash flows which enabled us to complete the $50 million share repurchase in early January 2012."

Quarterly Conference Call

A conference call will be webcast live today at 2 p.m. PT/5 p.m. ET and will be available through February 28, 2012, at http://investors.opentable.com/events.cfm. This call may contain forward-looking statements and other material information regarding the Company's financial and operating results.

About Non-GAAP Financial Information

The accompanying press release dated February 7, 2012, contains certain non-GAAP financial measures. Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP consolidated net income and the related per diluted share amounts, non-GAAP consolidated operating income and non-GAAP adjusted EBITDA. Non-GAAP financial measure adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation and acquisition-related expenses. Within the Company's reconciliation to non-GAAP diluted net income per share, the impact of undistributed earnings allocated to participating securities has been excluded.

To supplement the Company's consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. Management believes it is useful to exclude stock-based compensation, acquisition-related expenses and amortization of acquired intangibles because they do not reflect the underlying performance of the Company's business operations. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results. The presentation of non-GAAP measures is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Background Information

The Company reports consolidated operations in U.S. dollars and operates in two geographic segments: North America and International. The North America segment is comprised of all operations in the United States, Canada and Mexico, and the International segment is comprised of all non-North America operations, which includes operations in Europe and Asia. The Company generates substantially all of its revenues from its restaurant customers. The Company's revenues primarily include monthly subscription fees, a fee for each restaurant guest seated through online reservations, and other revenue, including installation fees for the Electronic Reservation Book (including training).

Forward-Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company's strategic and operational plans. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the impact of the current economic climate on the Company's business; the Company's ability to maintain an adequate rate of growth; the Company's ability to effectively manage its growth; the Company's ability to attract new restaurant customers; the Company's ability to increase the number of visitors to its website and convert those visitors into diners; the Company's ability to retain existing restaurant customers and diners or encourage repeat reservations; the Company's ability to successfully enter new markets and manage its international expansion; the Company's ability to successfully manage any acquisitions of businesses, solutions or technologies; interruptions in service and any related impact on the Company's reputation; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company's business and financial results is contained in the Company's annual report on Form 10-K for the year ended December 31, 2010 and the Company's other filings with the SEC. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About OpenTable, Inc.

OpenTable is a leading provider of free, real-time online restaurant reservations for diners and reservation and guest management solutions for restaurants. The OpenTable network delivers the convenience of online restaurant reservations to diners and the operational benefits of a computerized reservation book to restaurants. OpenTable has more than 25,000 restaurant customers, and, since its inception in 1998, has seated more than 280 million diners around the world. The Company is headquartered in San Francisco, California, and the OpenTable service is available throughout the United States, as well as in Canada, Germany, Japan, Mexico and the United Kingdom. OpenTable also owns and operates toptable.com, a leading restaurant reservation site in the United Kingdom.

OpenTable, OpenTable.com, OpenTable logos, toptable.com and other service names are the trademarks of OpenTable, Inc. and/or its affiliates.

OPENTABLE, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2011	2010
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$ 36,519,000	$ 33,444,000
Short-term investments	13,411,000	9,080,000
Accounts receivable, net	18,795,000	13,292,000
Prepaid expenses and other current assets	2,708,000	2,919,000
Deferred tax asset	11,238,000	7,882,000
Restricted cash	-	167,000

Total current assets	82,671,000	66,784,000

Property, equipment and software, net	16,150,000	14,612,000
Goodwill	42,312,000	42,347,000
Intangibles, net	16,403,000	20,248,000
Deferred tax asset	5,466,000	5,539,000
Other assets	813,000	366,000

TOTAL ASSETS	$ 163,815,000	$ 149,896,000

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 7,004,000	$ 7,666,000
Accrued compensation	4,518,000	4,189,000
Deferred revenue	1,752,000	1,852,000
Dining rewards payable	20,827,000	15,398,000
Total current liabilities	34,101,000	29,105,000

Deferred revenue — non-current	2,249,000	2,802,000
Deferred tax liability	3,915,000	5,644,000
Income tax liability	13,215,000	8,577,000
Other long-term liabilities	108,000	1,623,000

Total liabilities	53,588,000	47,751,000

STOCKHOLDERS' EQUITY:
Common stock	2,000	2,000
Additional paid-in capital	171,465,000	143,292,000
Treasury stock	(41,963,000)	(647,000)
Accumulated other comprehensive loss	(1,634,000)	(1,305,000)
Accumulated deficit	(17,643,000)	(39,197,000)

Total stockholders' equity	110,227,000	102,145,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 163,815,000	$ 149,896,000

OPENTABLE, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(In thousands, except per share amounts)

REVENUES	$ 37,165	$ 30,767	$ 139,518	$ 98,991

COSTS AND EXPENSES:
Operations and support (1)	10,276	8,708	39,350	27,803
Sales and marketing (1)	7,005	6,702	28,697	21,673
Technology (1)	3,365	3,638	14,691	12,345
General and administrative (1)	5,740	6,305	24,157	19,252

Total costs and expenses	26,386	25,353	106,895	81,073

Income from operations	10,779	5,414	32,623	17,918
Other income, net	30	32	98	241

Income before taxes	10,809	5,446	32,721	18,159
Income tax expense	3,821	310	11,167	4,080

NET INCOME	$ 6,988	$ 5,136	$ 21,554	$ 14,079

Net income per share:
Basic	$ 0.30	$ 0.22	$ 0.92	$ 0.62
Diluted	$ 0.29	$ 0.21	$ 0.88	$ 0.58

Weighted average shares outstanding:
Basic	23,509	22,991	23,525	22,602
Diluted	24,094	24,286	24,436	23,979

(1) Stock-based compensation included in above line items:
Operations and support	$ 376	$ 295	$ 1,665	$ 943
Sales and marketing	480	513	2,054	1,872
Technology	384	488	1,703	1,547
General and administrative	680	1,394	5,307	3,689
	$ 1,920	$ 2,690	$ 10,729	$ 8,051

Other Operational Data:
Installed restaurants (at period end):
North America	17,150	13,795	17,150	13,795
International	7,969	6,254	7,969	6,254
Total	25,119	20,049	25,119	20,049

Seated diners (in thousands):
North America	24,649	17,839	89,533	62,430
International	2,202	1,522	7,141	2,925
Total	26,851	19,361	96,674	65,355

Headcount (at period end):
North America	398	344	398	344
International	160	149	160	149
Total	558	493	558	493

Additional Financial Data:
Revenues:
North America
Reservation	$ 17,061	$ 12,595	$ 62,751	$ 43,920
Subscription	11,667	10,302	44,784	38,711
Other	2,829	3,003	11,119	7,477
Total North America Revenues	$ 31,557	$ 25,900	$ 118,654	$ 90,108
International
Reservation	$ 3,236	$ 2,775	$ 11,464	$ 3,600
Subscription	1,583	1,296	5,983	4,414
Other	789	796	3,417	869
Total International Revenues	5,608	4,867	20,864	8,883
Total Revenues	$ 37,165	$ 30,767	$ 139,518	$ 98,991

Income (loss) from operations:
North America	$ 13,150	$ 8,447	$ 44,007	$ 26,039
International	(2,371)	(3,033)	(11,384)	(8,121)
Total	$ 10,779	$ 5,414	$ 32,623	$ 17,918

Depreciation and amortization:
North America	$ 1,690	$ 1,592	$ 6,852	$ 6,036
International	1,487	1,096	5,153	1,532
Total	$ 3,177	$ 2,688	$ 12,005	$ 7,568

Stock-based compensation:
North America	$ 1,537	$ 2,016	$ 7,713	$ 7,117
International	383	674	3,016	934
Total	$ 1,920	$ 2,690	$ 10,729	$ 8,051

OPENTABLE, INC.
RECONCILIATION OF GAAP TO NON-GAAP OPERATING RESULTS

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(In thousands, except per share amounts)

Non-GAAP consolidated net income per share:
GAAP net income "as reported"	$ 6,988	$ 5,136	$ 21,554	$ 14,079
Add back: stock-based compensation expense	1,920	2,690	10,729	8,051
Income tax effect of stock-based compensation	(675)	(1,072)	(3,996)	(3,447)
Add back: acquisition related expenses	-	597	-	1,307
Income tax effect of acquisition related expenses	-	(9)	-	(45)
Add back: amortization of acquired intangibles	972	980	3,958	1,207
Income tax effect of amortization of intangibles	(268)	(285)	(1,089)	(376)

NON-GAAP CONSOLIDATED NET INCOME	$ 8,937	$ 8,037	$ 31,156	$ 20,776

Non-GAAP diluted net income per share	$ 0.37	$ 0.33	$ 1.28	$ 0.87

Weighted average diluted shares outstanding	24,094	24,286	24,436	23,979

Non-GAAP consolidated operating income:
GAAP income from operations "as reported"	$ 10,779	$ 5,414	$ 32,623	$ 17,918
Add back: stock-based compensation expense	1,920	2,690	10,729	8,051
Add back: acquisition related expenses	-	597	-	1,307
Add back: amortization of acquired intangibles	972	980	3,958	1,207

NON-GAAP OPERATING INCOME	$ 13,671	$ 9,681	$ 47,310	$ 28,483

North America Adjusted EBITDA:
GAAP operating income "as reported"	$ 13,150	$ 8,447	$ 44,007	$ 26,039

Adjustments:
Stock-based compensation expense	1,537	2,016	7,713	7,117
Acquisition related expenses	-	22	-	113
Amortization of acquired intangibles	88	91	351	318
Depreciation and other amortization expense	1,602	1,501	6,501	5,718

North America Adjusted EBITDA	$ 16,377	$ 12,077	$ 58,572	$ 39,305

International Adjusted EBITDA:
GAAP operating loss "as reported"	$ (2,371)	$ (3,033)	$ (11,384)	$ (8,121)

Adjustments:
Stock-based compensation expense	383	674	3,016	934
Acquisition related expenses	-	575	-	1,194
Amortization of acquired intangibles	884	889	3,607	889
Depreciation and other amortization expense	603	207	1,546	643

International Adjusted EBITDA	$ (501)	$ (688)	$ (3,215)	$ (4,461)

CONTACT: Investor Relations: +1-415-344-6520, investors@opentable.com, or Media Relations Contact: +1-415-344-4275, pr@opentable.com